Other current assets	12 Months Ended
Dec. 31, 2023
Other current assets [Abstract]
Other current assets	Other current assets

	2023	2022
	(in € millions)
Content assets	95	187
Prepaid expenses and other	64	89
Derivative assets	9	31
Total	168	307
Content asset amortization of €208 million, €193 million, and €122 million is included in cost of revenue in the consolidated statement of operations for the year ended December 31, 2023, 2022, and 2021, respectively.
During the year ended December 31, 2023, we executed a strategic realignment and reorganization plan focusing on podcast operations and rationalizing our content portfolio. In connection with this reorganization, we incurred charges of €29 million related to the write-off of content assets. These charges are included within cost of revenue in the consolidated statement of operations for the year ended December 31, 2023.